UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21256

Rock Canyon Funds

(Exact name of registrant as specified in charter)

1384 West State Road Pleasant Grove UT 84062

(Address of principal executive offices)(Zip code)

Jonathan Ferrell, Rock Canyon Advisory Group, Inc.,

1384 West State Road Pleasant Grove UT 84062

 (Name and address of agent for service)

With copy to:

Donald S. Mendelsohn, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (801) 785-8848

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Top Flight Fund

September 30, 2007

November 27, 2007

Dear Fellow Shareholders:

The Top Flight Long-Short Fund underperformed its benchmark, the S&P 500 Index, during the fiscal year ended September 30, 2007.  The S&P 500 returned 16.44% including dividends, while the Fund returned only 4.07%. Fund management is very concerned about the Fund’s performance during the last four quarters.  The goal of Fund management to provide return in excess of the S&P 500 Index in every market environment has not changed, and our management team will continue to improve the product as we try to meet that objective.

We believe that the Fund’s recent underperformance is primarily due to historically low levels of volatility and style dispersion.  Over the last three years, market volatility has been very low, and the difference between the best and worst performing investment styles has been inconsistent and small.  The index of CBOE S&P 500 Index Options (VIX) posted historical lows in December 2006 and February 2007.  While we believe improvements made to the portfolio in the last year increased our performance during these periods of extremely low volatility, they still represent the most difficult environment for our strategy.

Our research has indicated that style dispersion tends to move in ten to twelve year cycles.  For example, we believe dispersion was historically low in 1985, then peaked in 1991, and again reached historically low levels in 1995.   Following a high level of dispersion during 2000, style dispersion remained very, very low through February of this year.

Since February, dispersion has expanded, and the performance of the Top Flight Long-Short Fund relative to its benchmark has also shown significant improvement.  We believe that dispersion and volatility are both likely to expand over the course of the next several years, representing an environment in which the strategy of the Top Flight Long-Short Fund can find greater opportunity to generate return in excess of its benchmark.

Sincerely,

Jonathan Ferrell

President

Comparison of Changes in Value of $10,000
From December 31, 2002 (Since Inception) to September 30, 2007
(Unaudited)

	Top Flight Fund	S&P 500 Index
One Year:	4.07%	16.44%
Three Years:	3.90%	11.75%
Since Inception:	12.49%	12.74%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Top Flight Fund $17,491
S&P 500 Index $17,680
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor's 500 Index made on December 31, 2002 (commencement of operations). The Fund's return represents past performance and does not predict future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index does not reflect expenses, which have been deducted from the Fund's return. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money. For performance information current to the most recent month-end, please call 1-800-869-1679.

Top Flight Fund

Graphical Illustration

(Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

	Top Flight Fund
	Schedule of Investments
	September 30, 2007

Shares		Fair Value

COMMON STOCKS - 46.78%

Accident & Health Insurance - 2.01%
1,300	Reinsurance Group of America, Inc.	$ 73,697

Air Transportation, Scheduled - 2.15%
1,700	UAL Corp.	79,101

Biological Products - 2.03%
1,800	Imclone Systems, Inc. *	74,412

Computer & Office Equipment - 2.17%
1,600	Hewlett Packard Co.	79,664

Computer Storage Devices - 4.16%
3,200	Seagate Technology	81,856
900	Blue Coat Systems, Inc. *	70,884
		152,740
Crude Petroleum & Natural Gas - 2.04%
2,600	CXN Gas Corp. *	74,802

Deep Sea Foreign Transportation - 2.25%
2,000	TBS International Ltd. *	82,500

Electronic Connectors - 1.89%
4,600	Methode Electronics, Inc.	69,230

Plastics Products - 2.23%
2,600	Tupperware Brands Corp.	81,874

Primary Production of Aluminum - 6.75%
1,500	Century Aluminum Co. *	78,975
1,200	Aluminum Corp. China Ltd.	84,036
1,200	Kaiser Aluminum Corp.	84,684
		247,695
Retail-Jewelry Stores - 1.43%
1,000	Tiffany & Co.	52,350
The accompanying notes are an integral part of these financial statements.
Retail-Miscellaneous Shopping - 1.78%
3,100	Jo-Ann Stores, Inc. *	65,410

Security Brokers, Dealers - 2.17%
1,200	Credit Suisse Group	79,596

Services-Prepackaged Software - 2.25%
2,000	SPSS, Inc. *	82,280

Telephone & Telegraph Apparatus - 5.09%
3,900	ADC Telecommunications, Inc. *	76,479
2,900	Ciena Corp. *	110,432
		186,911
Water Supply - 2.03%
6,300	Basin Water, Inc. *	74,529

Wholesale-Drugs, Proprietaries - 2.26%
4,000	Axcan Pharma, Inc. *	83,080

Wholesale-Groceries, General Line - 2.09%
3,400	Spartan Stores, Inc.	76,602

TOTAL FOR COMMON STOCKS (Cost $1,686,757) - 46.78%		$ 1,716,473

SHORT TERM INVESTMENTS - 54.10%
1,985,281	UMB Bank Money Market Fiduciary 1.88% ** (Cost $1,985,281)	1,985,281

TOTAL INVESTMENTS (Cost $3,672,038) - 100.88%		$ 3,701,754

LIABILITIES IN EXCESS OF OTHER ASSETS - (.88)%		(32,442)

NET ASSETS - 100.00%		$ 3,669,312

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2007.
*** Portion of this balance is pledged as collateral for securities sold short.
Percentages shown represent the ratio of each category of securities to net assets.
The accompanying notes are an integral part of these financial statements.

	Top Flight Fund
	Schedule of Securities Sold Short
	September 30, 2007

SECURITIES SOLD SHORT
Shares		Fair Value

Apparel Stores
3,300	CITI Trends, Inc.	71,808
2,200	Tween Brands, Inc.	72,248
		144,056

CATV Systems
2,900	Lodgenet Entertainment Corp.	73,544

Communications Equipment
12,900	Sonus Networks, Inc.	78,690

Computer Peripherals
4,200	Infospace, Inc.	73,752

Diversified Communication Services
3,300	Global Crossing, Ltd.	69,564

Diversified Utilities
3,100	PNM Resources, Inc.	72,168

Home Healthcare
3,300	LHC Group, Inc.	70,851

Independent Oil & Gas
4,400	Delta Petroleum Corp.	78,980

Internet Software & Services
11,200	Realnetworks, Inc.	75,936

Investment Brokerage - National
500	Bear Stearns Companies, Inc.	61,405
1,100	Lehman Brothers Holdings, Inc.	67,903
		129,308

Machine Tools & Accessories
8,200	Flow International Corp.	72,324

Mortgage Investment
3,700	Countrywide Financial Corp.	70,337

Multimedia & Graphics Software
4,400	Take-Two Interactive Software, Inc.	75,152

Paper & Paper Products
8,700	Domtar, Inc.	71,340

Property Management
4,200	KKR Financial Corp.	70,770

Real Estate Development
2,000	St. Joe Co.	67,220

REIT - Diversified
2,500	Cousins Property, Inc.	73,400

REIT - Office
3,000	Maguire Properties, Inc.	77,490

Restaurants
4,700	CKE Restaurants, Inc.	76,187

Savings & Loans
2,300	Indymac Bancorp, Inc.	54,303

Scientific & Technical Instruments
5,600	Rudolph Technologies, Inc.	77,448

Surety & Title Insurance
2,200	MGIC Investment Corp.	71,082
3,200	Radian Group, Inc.	74,496
		145,578

Telecom Services - Foreign
1,700	China Netcom Group, Ltd.	89,250

	Total (Proceeds - $1,862,981)	$ 1,887,648

Top Flight Fund
Statement of Assets and Liabilities
September 30, 2007

Assets:
Investments in Securities, at Fair Value (Cost $3,672,038)	$ 3,701,754
Cash held at Broker	1,887,057
Cash held at Custodian	500
Receivables:
Securities Sold	362,115
Dividends	2,352
Interest	1,336
Prepaid Expenses	7,969
Total Assets	5,963,083
Liabilities:
Securities Sold Short at Fair Value (Proceeds - $1,862,981)	1,887,648
Securities Purchased	364,426
Accrued Management Fees	2,727
Dividends on Securities Sold Short	175
Return of Capital on Securities Sold Short	6,300
Other Accrued Expenses	32,495
Total Liabilities	2,293,771
Net Assets	$ 3,669,312

Net Assets Consist of:
Paid In Capital	$ 3,895,469
Accumulated Undistributed Realized Loss on Investments and Securities Sold Short	(231,206)
Unrealized Appreciation in Value of Investment Securities and Securities Sold Short	5,049
Net Assets, for 337,844 Shares Outstanding	$ 3,669,312
(Unlimited number of shares authorized without par value)

Net Asset Value, Offering Price, and Redemption Price	$ 10.86
($3,669,312/337,844 shares)
The accompanying notes are an integral part of these financial statements.

Top Flight Fund
Statement of Operations
For the year ended September 30, 2007

Investment Income:
Dividends (Net of $595 of foreign taxes withheld)	$ 37,767
Interest	68,595
Total Investment Income	106,362

Expenses:
Advisory Fees (Note 3)	110,808
Transfer Agent Fees & Fund Accounting Fees	29,051
Dividends on Securities Sold Short	31,199
Legal Fees	26,489
Audit Fees	24,753
Custodial Fees	26,575
Blue Sky Fees	16,942
Trustee Fees	12,133
Interest Expense	5,106
Miscellaneous Fees	4,427
Printing and Mailing Fees	3,063
Insurance Fees	2,724
Total Expenses	293,270
Custodial Expenses Waived	(6,785)
Management Fees Waived	(36,381)
Net Expenses	250,104

Net Investment Loss	(143,742)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investment Securities	(319,040)
Realized Gain on Securities Sold Short	198,094
Net Change in Unrealized Appreciation on Investment Securities	317,556
Net Change in Unrealized Appreciation on Securities Sold Short	4,930
Net Realized and Unrealized Gain on Investments	201,540

Net Increase in Net Assets Resulting from Operations	$ 57,798

The accompanying notes are an integral part of these financial statements.

Top Flight Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	9/30/2007	9/30/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (143,742)	$ (238,644)
Net Realized Gain (Loss) on Investment Securities	(319,040)	880,064
Net Realized Gain (Loss) on Securities Sold Short	198,094	(132,623)
Change in Net Unrealized Appreciation (Depreciation) on Investment Securities
and Securities Sold Short	322,486	(807,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,798	(299,001)

Distributions to Shareholders:
Net Investment Income	0	0
Realized Gains	(208,232)	(1,461,524)
Change in Net Assets from Distributions	(208,232)	(1,461,524)

Capital Share Transactions:
Proceeds from Sale of Shares	3,066,193	14,467,996
Shares Issued on Reinvestment of Dividends	208,232	1,461,524
Cost of Shares Redeemed	(11,736,085)	(10,406,487)
Net Increase (Decrease) from Shareholder Activity	(8,461,660)	5,523,033

Net Assets:
Net Increase (Decrease) in Net Assets	(8,612,094)	3,762,508
Beginning of Year	12,281,406	8,518,898
End of Year (Including Undistributed Net Investment Loss of $0	$ 3,669,312	$ 12,281,406
and $0, respectively)
Share Transactions:
Shares Sold	288,871	1,271,285
Shares Issued on Reinvestment of Dividends	20,042	132,987
Shares Redeemed	(1,123,140)	(950,507)
Net Decrease in Shares	(814,227)	(453,765)
Outstanding at Beginning of Year	1,152,071	698,306
Outstanding at End of Year	337,844	1,152,071

The accompanying notes are an integral part of these financial statements.

Top Flight Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended				Period Ended*
	9/30/2007	9/30/2006	9/30/2005	9/30/2004	9/30/2003

Net Asset Value, at Beginning of Year	$ 10.66	$ 12.20	$ 11.60	$ 14.38	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.27)	(0.21)	(0.26)	(0.20)	(0.15)
Net Gain on Securities (Realized and Unrealized)	0.69	0.01	1.41	1.22	4.53
Total from Investment Operations	0.42	(0.20)	1.15	1.02	4.38

Distributions:
Realized Gains	(0.22)	(1.34)	(0.55)	(3.80)	0.00
Total from Distributions	(0.22)	(1.34)	(0.55)	(3.80)	0.00

Net Asset Value, at End of Year	$ 10.86	$ 10.66	$ 12.20	$ 11.60	$ 14.38

Total Return ***	4.07%	(1.97)%	9.95%	8.43%	43.80%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,669	$ 12,281	$ 8,519	$ 19,089	$ 14,549
Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	3.86%	2.97%	3.28%	2.83%	3.01%	****
Ratio of Dividend Expense on Securities Sold Short After Waivers	0.55%	0.34%	0.02%	0.20%	0.01%	****
Ratio of Expenses to Average Net Assets After Waivers	4.42%	3.31%	3.30%	3.03%	3.02%	****
Ratio of Net Investment Loss to Average Net Assets After Waivers	(2.54)%	(1.85)%	(2.24)%	(1.69)%	(1.75)%	****
Ratio of Expenses to Average Net Assets Before Waivers	5.18%	3.44%	3.34%	3.03%	3.02%	****
Ratio of Net Investment Loss to Average Net Assets Before Waivers	(3.30)%	(1.98)%	(2.28)%	(1.69)%	(1.75)%	****
Portfolio Turnover	2118.78%	2052.63%	1634.62%	4874.52%	3111.32%

* Commencement of Operations - December 31, 2002
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Total returns in the above table represent the return that the investor would have earned or lost over the period indicated
on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.
**** Annualized
The accompanying notes are an integral part of these financial statements.

TOP FLIGHT FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

1.)

ORGANIZATION

Top Flight Fund (the “Fund”) was organized as a non-diversified series of Rock Canyon Funds (the “Trust”) on November 14, 2002 and commenced operations on December 31, 2002.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 14, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below. The investment Advisor of the Fund is Rock Canyon Advisory Group, Inc. (the “Advisor”).

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.  Methods that are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHORT SALES:

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

As of September 30, 2007, all cash held at broker and $1,985,281 of the money market fiduciary position held at custodian is restricted because it represents collateral for securities sold short.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized.  The tax positions must meet a “more likely than not” standard that based on their technical merits, these positions have a more than 50 percent likelihood of being sustained upon examination.  FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset values per share of the Fund.  For the fiscal year ended September 30, 2007, net investment loss of $143,742 was reclassified.  Of that amount, $106,399 was reclassified to accumulated undistributed net realized short term gains, and $37,343 was reclassified to paid in capital.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

Security transactions are recorded on a trade date basis. Dividend income and dividend expense is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, the Advisor manages the Fund’s investments subject to approval of the Board of Trustees.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.95% of the average daily net assets of the Fund.  As a result of the above calculation, for the year ended September 30, 2007, the Advisor earned management fees totaling $110,808 before the voluntary fee waiver described below.  The Adviser may waive all or part of its fee, at any time and at its sole discretion but such action shall not obligate the Advisor to waive any fees in the near future.  The Adviser voluntarily waived 1.95% of the management fee for the period from January 1, 2007 through April 30, 2007.  During the period June 1, 2007 through fiscal year end, the Adviser voluntarily waived 0.975% of the fee earned.  The total amount voluntarily waived during the period was $36,381.  Certain key officers of the Trust are officers, the sole shareholder and/or employees of the Advisor.

4.)

RELATED PARTY TRANSACTIONS

Jonathan N. Ferrell is a control person and the sole shareholder of the Advisor. Mr. Ferrell benefits from management fees paid to the Advisor by the Fund.

The Fund has entered into an agreement with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agent services.   A shareholder and officer of MSS is also an officer of the Fund.  For the year ended September 30, 2007, MSS earned $29,051 for fund accounting and transfer agency services.  At September 30, 2007, the Fund owed $3,777 to MSS.

During the fiscal year, UMB Bank, NA (“Custodian”) agreed to voluntarily waive fees amounting to $6,785.  The effect of the waiver is included in the Statement of Operations.

5.)

CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid-in-capital at September 30, 2007, was $3,895,469 representing 337,844 shares outstanding.

6.)

INVESTMENT TRANSACTIONS

For the year ended September 30, 2007, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and securities sold short aggregated $68,878,659 and $78,604,175, respectively.  Purchases and sales of securities sold short aggregated $50,293,728 and $51,104,580, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2007, was $3,902,644 and the proceeds from short sales was $1,862,981.

At September 30, 2007, the composition of unrealized appreciation for tax purposes was as follows:

Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$68,229	($293,786)	($225,557)

7.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2007, Charles Schwab & Co. Inc. and National Financial Services Corp held for the benefit of others, in aggregate, approximately 53.48% and 36.55% of the Fund, respectively.

8.)

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2007 and 2006 was as follows:

	9/30/2007	9/30/2006
Distributions paid from:
Ordinary income	$ 0	$1,461,524
Short-term capital gain	207,582	0
Long-term capital gain	650	0
	$208,232	$1,461,524

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income                                                                                                  $(600)

     Undistributed long term capital gain                                                                                                  0

Unrealized appreciation/(depreciation)	(225,557)
Total	$(226,157)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributed to the tax deferral of losses and wash sales and post-October losses.

9.) AVERAGE BORROWINGS

Periodically, the Fund may seek to obtain loans from its brokers for the purpose of funding redemptions or purchasing securities up to the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral.  Interest on margin accounts is computed on the settled margin balance in the account.  The annual rate of interest which is charged on the settled margin balance may vary from the broker’s base rate, depending on the amount of the settled debit balance in the account.  During the year ended September 30, 2007, the Fund had an average loan balance of $56,801 and paid an average interest rate of 8.99%.  As of September 30, 2007, there were no outstanding loan balances.

10.) NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

of Rock Canyon Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Rock Canyon Funds, comprising the Top Flight Fund (the “Fund”) as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period indicated prior to the year ended September 30, 2004 were audited by other auditors, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the Fund’s custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rock Canyon Funds, comprising the Top Flight Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the four years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Cohen Fund Audit Services, Ltd.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 12, 2007

Top Flight Fund
Expense Illustration
September 30, 2007 (Unaudited)

Expense Example

As a shareholder of the Top Flight Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 through September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2007	September 30, 2007	April 1, 2007 to September 30, 2007

Actual	$1,000.00	$1,046.63	$22.68
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,002.91	$22.19

* Expenses are equal to the Fund's annualized expense ratio of 4.42%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of September 30, 2006, the Fund is the only series in the “Fund Complex”.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships

Jeffery C. Beck 891 North 200 East American Fork, UT 84003 Year of Birth: 1963	Trustee since December 2002	Senior Auditor, Department of Defense, Defense Contract Audit Agency, from February 1988 to present.
Paul R. Ressler 942 North 240 East American Fork, UT 84003 Year of Birth: 1966	Trustee since December 2002

Marketing Representative, CapSoft, a computer software firm, from May 1993 to January 2002; Marketing Representative, MyGo USA, a toy manufacturer, from January 2002 to April 2002; Marketing Representative, Pukka USA, a toy manufacturer, Inc. from April 2002 to present.

The following table provides information regarding the officers of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Jonathan N. Ferrell[1] 2989 West Maple Loop Suite 210 Lehi, UT 84043 Year of Birth: 1973	President since December 2002; Trustee from November 2002 until February 2005.

President of the Fund’s adviser since December 2002.  Analyst with Paragon Capital Management, Inc., a registered investment advisory firm, from December 1997 until April 1999; Registered Representative with Delta Equity Services, Inc., a registered investment advisory firm, September 2002 until November 2002; Director Paragon Capital Management, Inc., April 1999 until December 2002.

Neil J. Ferrell 4609 W. Harvey Blvd. Cedar Hills, UT 84062 Year of Birth: 1933	Chief Compliance Officer since November 2006

Retired Professional Engineer Director, Franson Civil Engineers, December 2000 to present; Principal, Automated Security LLC, July 2004 to December 2006; Manager of Projects, Anderson Engineering Company Inc., 1994 to July 2004

Ray J. Meyers 1 301 East 925 North American Fork, UT 84003 Year of Birth: 1957	Trustee since December 2002

President and owner of Elemental Technologies, Inc., a computer programming firm, since April 1999; Sole proprietor of Meyers Associates, a computer programming firm, from October 1997 until April 1999.

1 Mr. Meyers and Mr. Ferrell owns a 1/3 interest in Automated Security LLC, and therefore Mr. Meyers may be deemed to be an “interested person” trustee.

TOP FLIGHT FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2007 (UNAUDITED)

PROXY VOTING - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Fund at 1-800-869-1679 or visiting our transfer agents at www.mutualss.com, and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS - The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board of Trustees

Jeffery C. Beck

Ray J. Meyers

Paul R. Ressler

Investment Adviser

Rock Canyon Advisory Group, Inc.

2989 West Maple Loop

Suite 210

      Lehi, UT  84043

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

Custodian

UMB Bank, NA

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Top Flight Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Jeff Beck is an audit committee financial expert.  Mr. Beck is independent for purposes of this Item 3.  He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 21,635

FY 2006

$ 18,550

(b)

Audit-Related Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2007

$ 2500

FY 2006

$ 1460

Nature of the fees:

Federal tax returns and Excise tax return.

(d)

All Other Fees

Registrant

FY 2007

$ 700

FY 2006

$ 700

Nature of the fees:

For fiscal consent.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 3200

FY 2006

$ 2160

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.  Not applicable.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rock Canyon Funds

By /s/Jonathan Ferrell

*Jonathan Ferrell

Chief Executive Officer

Date December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jonathan Ferrell

*Jonathan Ferrell

Chief Executive Officer

Date December 18, 2007

By /s/James Boden

*James Boden

Chief Financial Officer

Date December 18, 2007

* Print the name and title of each signing officer under his or her signature.